Prospectus supplement dated August 11, 2017
to the following prospectus(es):
BOA CVUL Future (NWL), BAE Future Corporate FPVUL, Next Generation Corporate Variable Universal Life, Future Executive VUL dated May 1, 2017
BOA CVUL Future (NLAIC) and BOA CVUL (NLAIC) dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of Pioneer Emerging Markets VCT Portfolio (the "Portfolio").
Therefore, the following changes apply to the policy:
•	Effective on or about October 31, 2017, the Portfolio will no longer be available to receive transfers or new purchase payments.
•	The liquidation of the Portfolio is expected to occur on or about November 1, 2017 (the "Liquidation Date"). Prior to the Liquidation Date and pursuant to the terms of your policy, you may transfer your allocations from the Portfolio to any investment option available in your policy.
•	Any funds remaining in the Portfolio as of the Liquidation Date will be reallocated to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class V (the "Acquiring Fund").
PROS-0368